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                        SUPPLEMENT TO THE PROSPECTUS OF
            MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND
                            DATED FEBRUARY 10, 1998

    On October 28, 1998, the Board of Directors of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Dean Witter World Wide Income Trust ("World Wide"), pursuant to which substantially all of the assets of the Fund would be combined with those of World Wide and shareholders of the Fund would become shareholders of World Wide (the "Reorganization"). Shareholders of the Fund would receive Class A shares of World Wide with a value equal to the value of their holdings in the Fund. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on February 24, 1999.

    In light of the proposed Reorganization, the Fund will suspend all new sales of its shares after October 28, 1998. The Fund will continue to operate until the implementation of the Reorganization. In addition, shareholders' rights to redeem any or all of their Fund shares at any time will not be affected by the suspension of new sales. Also, after October 28, 1998, the Fund will no longer make payments to Morgan Stanley Dean Witter Distributors Inc., the Fund's distributor, under its Plan of Distribution under Rule 12b-1.

    A proxy statement formally detailing the proposal, the reasons for the Directors' action, and information concerning World Wide will be distributed to shareholders of the Fund.

October 28, 1998